Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents
Cash and cash equivalents

6 Cash and cash equivalents

Cash and cash equivalents of €8,183 million (€10,193 million at December 31, 2023) included financial assets with maturity of up to three months at the date of inception amounting to €4,816 million (€6,462 million at December 31, 2023) and mainly included deposits with financial institutions, having notice of more than 48 hours.

Expected credit losses on deposits with banks and financial institutions measured at amortized cost were immaterial.

Cash and cash equivalents mainly consisted of deposits in U.S. dollars for €5,269 million and in euro for €2,402 million (€7,328 million and €1,945 million at December 31, 2023, respectively) representing the use of cash on hand in the market for the financial needs of the Group.

Restricted cash amounted to €54 million (€205 million at December 31, 2023) in relation to foreclosure measures by third parties and obligations relating to the payment of debts. In February 2025, €42 million were released.

The average maturity of financial assets originally due within 3 months was 11 days with an effective interest rate of 4.88% for bank deposits in U.S. dollars (€3,396 million) and 8 days with an effective interest rate of 3.12% for bank deposits in euros (€1,240 million).